Exhibit 10.6

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of September 15, 2020, by and among LiveXLive Media, Inc., a Delaware corporation (the “Company”), Harvest Small Cap Partners, L.P., a Delaware limited partnership (“Harvest LP”) and Harvest Small Cap Partners Master, Ltd., a Delaware corporation (“Harvest Ltd.” and together with Harvest LP, collectively, the “Buyer”).

RECITALS:

A. In connection with the Securities Purchase Agreement dated as of July 2, 2020, as amended on July 30, 2020 between the Company and No Street Capital LLC (as such may be further amended, the “Securities Purchase Agreement”), the Company has agreed, upon the terms and subject to the conditions of the Securities Purchase Agreement, to issue and sell to the Buyer or, if applicable, at the time, the Holder, (i) the subordinated secured convertible note (the “Convertible Note”) which shall be convertible into shares of the Company’s common stock, par value $0.001 per share (the “Common Stock,” as converted, the “Conversion Shares”) in accordance with the terms of the Convertible Note, and (ii) 800,000 shares of Common Stock (the “Subscription Shares”). Capitalized terms not defined herein shall have the meaning ascribed to them in the Securities Purchase Agreement.

B. To induce the Buyer to execute and deliver the Securities Purchase Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the “Securities Act”), and applicable state securities laws.

NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Buyer hereby agree as follows:

1. DEFINITIONS.

As used in this Agreement, the following terms shall have the following meanings:

(a) “Additional Effective Date” means the date the Additional Registration Statement is declared effective by the SEC.

(b) “Additional Effectiveness Deadline” means the date which is the earlier of (x) (i) in the event that the Additional Registration Statement is not subject to a full review by the SEC, forty-five (45) calendar days after the earlier of the Additional Filing Date and the Additional Filing Deadline or (ii) in the event that the Additional Registration Statement is subject to a full review by the SEC, ninety (90) calendar days after the earlier of the Additional Filing Date and the Additional Filing Deadline and (y) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Additional Registration Statement will not be reviewed or will not be subject to further review; provided, however, that if the Additional Effectiveness Deadline falls on a Saturday, Sunday or any other day that the SEC is closed for business, the Additional Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

(c) “Additional Filing Date” means the date on which the Additional Registration Statement is filed with the SEC.

(d) “Additional Filing Deadline” means if the Cut Back Securities are required to be included in any Additional Registration Statement, thirty (30) days after the date substantially all of the Registrable Securities registered under the immediately preceding Registration Statement are sold.

(e) “Additional Registrable Securities” means, (i) any Cut Back Securities not previously included on a Registration Statement and (ii) any capital stock of the Company issued or issuable with respect to the Common Stock, or the Cut Back Securities, as applicable, as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise.

(f) “Additional Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering the resale of any Additional Registrable Securities.

(g) “Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York are authorized or required by law or other governmental action to close.

(h) “Cut Back Securities” has the meaning set forth in Section 3(c).

(i) “Effective Date” means the Initial Effective Date and the Additional Effective Date, as applicable.

(j) “Effectiveness Deadline” means the Initial Effectiveness Deadline and the Additional Effectiveness Deadline, as applicable.

(k) “Filing Date” means the Initial Filing Date and the Additional Filing Date, as applicable.

(l) “Filing Deadline” means the Initial Filing Deadline and the Additional Filing Deadline, as applicable.

(m) “Holder” means the holder or holders, as the case may be, from time to time of Registrable Securities.

(n) “Initial Effective Date” means the date that the Initial Registration Statement has been declared effective by the SEC.

(o) “Initial Effectiveness Deadline” means the date which is the earlier of (x) (i) in the event that the Initial Registration Statement is not subject to a full review by the SEC, forty-five (45) calendar days after the Initial Filing Deadline, or (ii) in the event that the Initial Registration Statement is subject to a full review by the SEC, ninety (90) calendar days after the Initial Filing Deadline, and (y) the fifth (5th) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Initial Registration Statement will not be reviewed or will not be subject to further review; provided, however, that if the Initial Effectiveness Deadline falls on a Saturday, Sunday or other day that the SEC is closed for business, the Initial Effectiveness Deadline shall be extended to the next Business Day on which the SEC is open for business.

(p) “Initial Filing Date” means the date on which the Initial Registration Statement is filed with the SEC.

(q) “Initial Filing Deadline” means as soon as reasonably practical after the Closing Date (as defined in the Securities Purchase Agreement), but in any event within thirty (30) days after the Closing (as defined in the Securities Purchase Agreement).

(r) “Initial Registrable Securities” means (i) all shares of Common Stock issued or issuable upon conversion in full of the Convertible Note (assuming the Convertible Note is converted in full without regard to any conversion limitations therein), (ii) the Subscription Shares, and (iii) any securities of the Company issued or issuable with respect to the Common Stock, the Subscription Shares, or Conversion Shares as a result of any stock split, stock dividend, recapitalization, exchange or similar event or otherwise without regard to any limitations on conversion of the Convertible Note.

(s) “Initial Registration Statement” means a registration statement or registration statements of the Company filed under the Securities Act covering the resale of the Initial Registerable Securities.

(t) “Person” means a corporation, a limited liability company, an association, a partnership, an organization, a business, an individual, a governmental or political subdivision thereof or a governmental agency.

(u) “Principal Market” means the Nasdaq Capital Market or such other Trading Market where the Common Stock is then listed or quoted.

(v) “Prospectus” means the prospectus included in a Registration Statement (including, without limitation, a prospectus that includes any information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by a Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

(w) “Registrable Securities” means the Initial Registrable Securities and the Additional Registrable Securities.

(x) “Registration Statement” means the Initial Registration Statement and the Additional Registration Statement, as applicable, including (in each case) the Prospectus, amendments and supplements to such registration statement or Prospectus, including pre- and post-effective amendments, all exhibits thereto, and all material incorporated by reference or deemed to be incorporated by reference in such registration statement.

(y) “Required Registration Amount” means (i) with respect to the Initial Registration Statement, the number of shares of Common Stock issued or to be issued pursuant to the Convertible Note and including the Subscription Shares, or such lesser amount as required by the SEC pursuant to Rule 415, and (ii) with respect to Additional Registration Statements all Additional Registrable Securities to be filed, in each case subject to any cutback set forth in Section 3(c). In the event there are cutbacks as provided for in Section 3(c), cutback preference shall be given in the following priority: (x) first, to the Conversion Shares, and (y) second, to the Subscription Shares.

(z) “Rule 415” means Rule 415 promulgated by the SEC pursuant to the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC providing for offering securities on a continuous or delayed basis.

(aa) “SEC” means the United States Securities and Exchange Commission.

(bb) “Trading Day” means a day on which the Principal Market is open for trading.

(cc) “Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange or the Principal Market (or any successors to any of the foregoing).

(dd) “Underwriter” shall mean a securities dealer who purchases any Registrable Securities as principal in an underwritten offering and not as part of such dealer’s market-making activities.

(ee) “Underwriters’ Maximum Number” shall mean, for any Piggyback Registration, that number of securities to which such registration should, in the opinion of the managing Underwriter(s) of such registration, in the light of marketing factors (including an adverse effect on the per share offering price), be limited.

2. REGISTRATION.

(a) Filing and Effectiveness of the Registration Statement. On or prior to each Filing Deadline, the Company shall prepare and file with the SEC a Registration Statement on Form S-1, or, if the Company is then eligible, on Form S-3 covering the resale of all of the Registrable Securities. The Registration Statement prepared pursuant hereto shall register for resale at least the number of shares of Common Stock equal to the Required Registration Amount as of date the Registration Statement is initially filed with the SEC. The Registration Statement shall contain the “Selling Stockholders” and “Plan of Distribution” sections in substantially the form attached hereto as Exhibit A. The Company shall use its best efforts to have the Registration Statement declared effective by the SEC as soon as practicable, but in no event later than the Effectiveness Deadline. By 5:30 pm New York time on the Business Day following the Effective Date, the Company shall file with the SEC in accordance with Rule 424 under the Securities Act the final Prospectus to be used in connection with sales pursuant to such Registration Statement. The Company shall cause the Registration Statement to remain effective until all of the Registrable Securities have been sold or may be sold without Rule 144 volume restrictions pursuant to Rule 144, as determined by the counsel to the Company pursuant to a written opinion letter to such effect, addressed and acceptable to the Company’s transfer agent and the Holder (the “Registration Period”). Prior to the filing of the Registration Statement with the SEC, the Company shall furnish a draft of the Registration Statement to the Holder for its review and comment. The Holder shall furnish comments on the Registration Statement to the Company within two (2) Business Days of the receipt thereof from the Company and the Company shall give due consideration to such comments.

(b) Failure to File or Obtain Effectiveness of the Registration Statement.

1. If a Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline (if the Company files a Registration Statement without affording the Holder the opportunity to review and comment on the same as required by Section 3(a), the Company shall not be deemed to have satisfied this clause (1)), the Company will make a payment to the Holder, as liquidated damages and not as a penalty (the “Registration Liquidated Damages”), in an amount equal to two percent (2%) of the aggregate purchase price paid by Holder for the Registrable Securities for the initial day of failure to file such Registration Statement by the Filing Deadline and for each subsequent 30-day period (pro rata for any portion thereof) thereafter for which no such Registration Statement is filed with respect to the Registrable Securities. Such payments shall be made to the Holder in cash no later than ten (10) Business Days after the Filing Deadline and the expiry of each subsequent 30-day period, as applicable. Simple interest shall accrue at the rate of ten percent (10%) per month on any Registration Liquidated Damages that shall not be paid by the applicable payment date until such amounts are paid in full.

2. If: (i) a Registration Statement covering the Registrable Securities filed or required to be filed hereunder is not declared effective by the SEC by its Effectiveness Deadline (other than as a result of Holder not willing to comply with the Cut Back Securities requirement as set forth in Section 3(c)), or (ii) after a Registration Statement has been declared effective by the SEC, sales cannot be made pursuant to such Registration Statement for any reason (including, without limitation, by reason of a stop order or the Company’s failure to update such Registration Statement) or the Holder is otherwise not permitted to utilize the Prospectus therein to resell such Registrable Securities for more than 30 consecutive calendar days or more than an aggregate of 40 calendar days during any 12-month period (which need not be consecutive calendar days) (each of (i) and (ii), a “Maintenance Failure”), then the Company will make a payment to the Holder, as liquidated damages and not as a penalty (the “Effectiveness Liquidated Damages” and together with the Registration Liquidated Damages, the “Liquidated Damages”), in an amount equal to two percent (2%) of the aggregate purchase price paid by Holder for the Registrable Securities for the initial day of a Maintenance Failure and for each 30-day period (pro rata for any portion thereof) thereafter until the Maintenance Failure is cured. The Effectiveness Liquidated Damages shall be paid monthly within ten (10) Business Days of the date of occurrence of any Maintenance Failure and the expiry of each subsequent 30-day period, as applicable. Such payments shall be made to the Holder in cash. Simple interest shall accrue at the rate of ten percent (10%) per month on any such Effectiveness Liquidated Damages that shall not be paid by the applicable payment date until such amounts have been paid in full.

3. The parties agree that (i) notwithstanding anything to the contrary herein, no Liquidated Damages shall be payable with respect to any period after the expiration of the Registration Period (it being understood that this sentence shall not relieve the Company of any Liquidated Damages accruing prior to the expiration of the Registration Period), and in no event shall the aggregate amount of Liquidated Damages payable to the Holder exceed, in the aggregate, fifteen percent (15%) of the aggregate purchase price paid by Holder for the Registrable Securities, and (ii) except with respect to (x) the initial day of failure to file a Registration Statement by the Filing Deadline and (y) the initial day of any Maintenance Failure, in no event shall the Company be liable in any thirty (30) day period for Liquidated Damages under this Agreement in excess of fifteen percent (15%) of the aggregate purchase price paid by Holder for the Registrable Securities. If the Company is unable to cause a Registration Statement covering the Registrable Securities to be filed or declared effective on or prior to the Filing Deadline or Effectiveness Deadline, as applicable, as a result of an acquisition, merger, reorganization, disposition or other similar transaction, then the Company may request a waiver of the Liquidated Damages, and Holder may grant or withhold its consent to such request in its discretion.

(c) Liquidated Damages. The Company and the Buyer hereto acknowledge and agree that the sums payable under subsection 2(b) above shall constitute liquidated damages and not penalties and are in addition to all other rights of the Buyer, including the right to call a default or seek injunctive relief. The parties further acknowledge that (i) the amount of loss or damages likely to be incurred is incapable or is difficult to precisely estimate, (ii) the amounts specified in such subsections bear a reasonable relationship to, and are not plainly or grossly disproportionate to, the probable loss likely to be incurred in connection with any failure by the Company to obtain or maintain the effectiveness of a Registration Statement, (iii) one of the reasons for the Company and the Buyer reaching an agreement as to such amounts was the uncertainty and cost of litigation regarding the question of actual damages, and (iv) the Company and the Buyer are sophisticated business parties and have been represented by sophisticated and able legal counsel and negotiated this Agreement at arm’s length. Notwithstanding the foregoing, there shall be no liquidated damages for Cut Back Securities (as defined in Section 3(c) below).

(d) Piggyback Registration.

1. Piggyback Rights. If the Company shall determine to register the offer or sale of any of its capital stock either (x) for its own account, (y) for the account of Holder or (z) for the account of other stockholders (other than (i) a registration on Form S-8 (as promulgated under the Securities Act), (ii) a registration relating solely to (A) a Rule 145 transaction under the Securities Act or otherwise made in connection with mergers, acquisitions, exchange offers, subscription offers or dividend reinvestment plans, (B) to an exchange offer for securities of the Company or its subsidiaries or another entity; or (C) in more than one of the kinds of transaction listed in this Section (ii), (iii) a registration on any registration form which does not permit secondary sales or does not include substantially the same information as would be required to be included in a registration statement), or (iv) pursuant to the Company’s current shelf Registration Statement on Form S-3 or amendments thereto or the filing of any new shelf Registration Statement on Form S-3 (each such registration not withdrawn or abandoned prior to the effective date thereof being herein called a “Piggyback Registration”), the Company will, subject to the conditions set forth in this Section 2(d) (provided, that the Company shall have no obligation to proceed with the filing or effectiveness of any such registration statement as it determines in its sole discretion):

a) promptly, but in any event not less than six (6) days (two (2) Business Days in the event of an “overnight” offering or “bought” deal) prior to filing the applicable Registration Statements, give to Holder a written notice thereof (the “Piggyback Registration Notice”); and

b) subject to Subsection 2 below and any transfer restrictions Holder may be a party to, include in such Piggyback Registration (and any related qualification under blue sky laws or other compliance), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made by Holder. Such written request must specify the specific amount of Holder’s Registrable Securities for which inclusion is requested and the intended method of disposition thereof and shall be received by the Company within six (6) days (two (2) Business Days in the case of an “overnight” offering or “bought” deal) after written notice from the Company is given under Subsection 1 above. In the event that Holder makes such written request, Holder may withdraw its Registrable Securities from such Piggyback Registration by giving written notice to the Company and the managing underwriter, if any, at any time at least two (2) Business Days prior to the effective date of the Registration Statement relating to such Piggyback Registration. In the event any Holder requests inclusion in a Piggyback Registration pursuant to this Subsection (b) in connection with a distribution of Registrable Securities to its partners or members, the Piggyback Registration shall provide for the resale by such partners or members, if requested by Holder.

2. Underwriting. If the Piggyback Registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall so advise Holder as a part of the written notice given pursuant to Subsection 1 above (the “Underwritten Offering Piggyback Notice”). In such event, the right of Holder to a Piggyback Registration pursuant to this Section 2(d) shall be conditioned upon Holder’s participation in such underwriting and the inclusion of Holder’s Registrable Securities in the underwriting to the extent provided herein. Holder shall (together with the Company and any other stockholders distributing their securities through such underwriting) enter into an underwriting agreement in customary form for secondary public offerings with the managing underwriter or underwriters selected for underwriting by the Company; provided, however, that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of Holder except as may be customary and reasonable.

3. Priority on Piggyback Registrations. If a Piggyback Registration is an underwritten registration, and the managing Underwriter(s) shall give written advice to the Company of an Underwriters’ Maximum Number, then securities will be included in the following order of priority: (i) equity securities proposed to be included in such Piggyback Registration by the Company for its own account, and (ii) if the Underwriters’ Maximum Number exceeds the number of securities proposed to be included pursuant to clause (i) above, then such excess, up to the Underwriters’ Maximum Number shall first be deducted from any shares to be included by other stockholders and to the extent such amount is insufficient, then shares shall be deducted from the amount sold by Holder.

3. RELATED OBLIGATIONS.

(a) The Company shall, not less than three (3) Trading Days prior to the filing of each Registration Statement and not less than one (1) Trading Day prior to the filing of any related amendments and supplements to all Registration Statements (except for annual reports on Form 10-K), furnish to Holder copies of all such documents proposed to be filed, which documents (other than those incorporated or deemed to be incorporated by reference) will be subject to the reasonable and prompt review of Holder. The Company shall not file a Registration Statement or any such Prospectus or any amendments or supplements thereto to which the Holder shall reasonably object in good faith; provided, that, the Company is notified of such objection in writing no later than two (2) Trading Days after the Holder has been so furnished copies of a Registration Statement.

(b) The Company shall (i) prepare and file with the SEC such amendments (including post-effective amendments) and supplements to a Registration Statement and the Prospectus used in connection with such Registration Statement, which prospectus is to be filed pursuant to Rule 424 promulgated under the Securities Act, as may be necessary to keep such Registration Statement effective at all times during the Registration Period, and prepare and file with the SEC such additional Registration Statements in order to register for resale under the Securities Act all of the Registrable Securities; (ii) cause the related Prospectus to be amended or supplemented by any required Prospectus supplement (subject to the terms of this Agreement), and as so supplemented or amended to be filed pursuant to Rule 424; (iii) respond as promptly as reasonably possible to any comments received from the SEC with respect to a Registration Statement or any amendment thereto and as promptly as reasonably possible provide the Holder true and complete copies of all correspondence from and to the SEC relating to a Registration Statement (provided that the Company may excise any information contained therein which would constitute material non-public information as to Holder, if Holder has not executed a confidentiality agreement with the Company); and (iv) comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by such Registration Statement until such time as all of such Registrable Securities shall have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in such Registration Statement. In the case of amendments and supplements to a Registration Statement which are required to be filed pursuant to this Agreement (including pursuant to this Section 3(b)) by reason of the Company’s filing a report on Form 10-K, Form 10-Q or Form 8-K or any analogous report under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Company shall incorporate such report by reference into the Registration Statement, if applicable, or shall file such amendments or supplements with the SEC on the same day on which the Exchange Act report is filed which created the requirement for the Company to amend or supplement the Registration Statement.

(c) Reduction of Registrable Securities Included in a Registration Statement. Notwithstanding anything contained herein, in the event that the SEC requires the Company to reduce the number of Registrable Securities to be included in a Registration Statement in order to allow the Company to rely on Rule 415 with respect to a Registration Statement, then the Company shall be obligated to include in such Registration Statement (which may be a subsequent Registration Statement if the Company needs to withdraw the initial Registration Statement and refile a new Registration Statement in order to rely on Rule 415) only such limited portion of the Registrable Securities as the SEC shall permit. Any Registrable Securities that are excluded in accordance with the foregoing terms are hereinafter referred to as “Cut Back Securities.” To the extent Cut Back Securities exist, as soon as may be permitted by the SEC, the Company shall be required to file a Registration Statement covering the resale of the Cut Back Securities and shall use best efforts to cause such Registration Statement to be declared effective as promptly as practicable thereafter.

(d) The Company shall electronically furnish to Holder, without charge, (i) at least one (1) copy of such Registration Statement as declared effective by the SEC and any amendment(s) thereto, including financial statements and schedules, all documents incorporated therein by reference, all exhibits and each preliminary prospectus, (ii) five (5) copies of the final prospectus included in such Registration Statement and all amendments and supplements thereto (or such other number of copies as such Holder may reasonably request) and (iii) such other documents as Holder may reasonably request from time to time in order to facilitate the disposition of the Registrable Securities owned by Holder.

(e) The Company shall use its best efforts to (i) register and qualify the Registrable Securities covered by a Registration Statement under such other securities or “blue sky” laws of such jurisdictions in the United States as Holder reasonably requests, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualifications in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions; provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (w) make any change to its Certificate of Incorporation or by-laws, (x) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this Section 3(e), (y) subject itself to general taxation in any such jurisdiction, or (z) file a general consent to service of process in any such jurisdiction. The Company shall promptly notify Holder of the receipt by the Company of any notification with respect to the suspension of the registration or qualification of any of the Registrable Securities for sale under the securities or “blue sky” laws of any jurisdiction in the United States or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(f) As promptly as practicable after becoming aware of such event or development, the Company shall notify Holder in writing of the happening of any event as a result of which the Prospectus included in a Registration Statement, as then in effect, includes an untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (provided that in no event shall such notice contain any material, nonpublic information), and promptly prepare a supplement or amendment to such Registration Statement to correct such untrue statement or omission, and electronically deliver five (5) copies of such supplement or amendment to Holder. The Company shall also promptly notify Holder in writing (i) when a Prospectus or any Prospectus supplement or post-effective amendment has been filed, and when a Registration Statement or any post-effective amendment has become effective (notification of such effectiveness shall be delivered to Holder on the same day of such effectiveness), (ii) of any request by the SEC for amendments or supplements to a Registration Statement or related prospectus or related information, and (iii) of the Company’s reasonable determination that a post-effective amendment to a Registration Statement would be appropriate (any such notification in clauses (i) through (iii) shall be delivered to Holder by facsimile or email).

(g) The Company shall use its best efforts to prevent the issuance of any stop order or other suspension of effectiveness of a Registration Statement, or the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction within the United States of America and, if such an order or suspension is issued, to obtain the withdrawal of such order or suspension at the earliest possible moment and to notify Holder of the issuance of such order and the resolution thereof or its receipt of actual notice of the initiation or threat of any proceeding for such purpose.

(h) If, after the execution of this Agreement, Holder believes, after consultation with its legal counsel, that it could reasonably be deemed to be an underwriter of Registrable Securities, at the request of Holder, the Company shall use its commercially reasonable best efforts to furnish to Holder, on the date of the effectiveness of the Registration Statement and thereafter from time to time on such dates as Holder may reasonably request (but not more than twice in any consecutive 12-month period) (i) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, and (ii) an opinion, dated as of such date, of counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the Holder.

(i) If, after the execution of this Agreement, Holder believes, after consultation with its legal counsel, that it could reasonably be deemed to be an underwriter of Registrable Securities, at the request of Holder, the Company shall make available for inspection by (i) Holder and (ii) one firm of accountants or other agents retained by the Holder (the “Inspector”) all pertinent financial and other records, and pertinent corporate documents and properties of the Company (collectively, the “Records”), as shall be reasonably deemed necessary by Inspector, and cause the Company’s officers, directors and employees to supply all information which Inspector may reasonably request; provided, however, that Inspector shall agree, and Holder hereby agrees, to hold in strict confidence and shall not make any disclosure (except to Holder) or use any Record or other information which the Company determines in good faith to be confidential, and of which determination the Inspector is so notified, unless (a) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in any Registration Statement or is otherwise required under the Securities Act, (b) the release of such Records is ordered pursuant to a final, non-appealable subpoena or order from a court or government body of competent jurisdiction, or (c) the information in such Records has been made generally available to the public other than by any action of the Holder or any of its representatives or as a result of a disclosure in violation of this Agreement or any other agreement of which the Inspector and the Holder has knowledge. Holder agrees that it shall, upon learning that disclosure of such Records is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, the Records deemed confidential.

(j) The Company shall hold in confidence and not make any disclosure of information concerning Holder provided to the Company unless (i) disclosure of such information is necessary to comply with federal or state securities laws or the rules or regulations of the Principal Market, (ii) the disclosure of such information is necessary to avoid or correct a misstatement or omission in any Registration Statement, (iii) the release of such information is ordered pursuant to a subpoena or other final, non-appealable order from a court or governmental body of competent jurisdiction, or (iv) such information has been made generally available to the public other than by disclosure in violation of this Agreement or any other agreement. The Company agrees that it shall, upon learning that disclosure of such information concerning Holder is sought in or by a court or governmental body of competent jurisdiction or through other means, give prompt written notice to Holder and allow Holder, at the Holder’s expense, to undertake appropriate action to prevent disclosure of, or to obtain a protective order for, such information.

(k) The Company shall use its best efforts either to cause all the Registrable Securities covered by a Registration Statement (i) to be listed on each securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange or (ii) the inclusion for quotation on the Principal Market. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 3(k).

(l) The Company shall cooperate with Holder to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legend) representing the Registrable Securities to be offered pursuant to a Registration Statement and enable such certificates to be in such denominations or amounts, as the case may be, as the Holder may reasonably request and registered in such name as the Holder may request.

(m) The Company shall use its best efforts to cause the Registrable Securities covered by the applicable Registration Statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to consummate the disposition of such Registrable Securities.

(n) The Company shall make generally available to its security holders as soon as practical, but not later than ninety (90) days after the close of the period covered thereby, an earnings statement (in form complying with the provisions of Rule 158 under the Securities Act) covering a twelve (12) month period beginning not later than the first day of the Company’s fiscal quarter next following the Effective Date of the Registration Statement.

(o) The Company shall otherwise use its best efforts to comply with all applicable rules and regulations of the SEC in connection with any registration hereunder.

(p) Within two (2) Business Days after a Registration Statement which covers Registrable Securities is declared effective by the SEC, the Company shall deliver, and shall cause legal counsel for the Company to deliver, to the transfer agent for such Registrable Securities (with copies to Holder) confirmation that such Registration Statement has been declared effective by the SEC in the form attached hereto as Exhibit B.

(q) The Company shall use its commercially reasonable efforts to take all other reasonable actions necessary to expedite and facilitate disposition by Holder of Registrable Securities pursuant to a Registration Statement.

4. OBLIGATIONS OF THE HOLDER.

(a) Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(f), Holder will immediately discontinue disposition of Registrable Securities pursuant to any Registration Statement covering such Registrable Securities until Holder’s receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(f) or receipt of notice that no supplement or amendment is required. Notwithstanding anything to the contrary, the Company shall cause its transfer agent to deliver unlegended certificates for shares of Common Stock to a transferee of Holder in accordance with the terms of the Securities Purchase Agreement in connection with any sale of Registrable Securities with respect to which Holder has entered into a contract for sale prior to the Holder’s receipt of a notice from the Company of the happening of any event of the kind described in Section 3(f) or the first sentence of 3(e) and for which the Holder has not yet settled.

(b) Holder covenants and agrees that it will comply with the prospectus delivery requirements of the Securities Act as applicable to it or an exemption therefrom in connection with sales of Registrable Securities pursuant to the Registration Statement.

5. EXPENSES OF REGISTRATION.

All expenses incurred in connection with registrations, filings or qualifications pursuant to Sections 2 and 3, including, without limitation, all registration, listing and qualifications fees, printers, legal (which shall exclude fees and expenses of Inspector and counsel to the Holder) and accounting fees, shall be paid by the Company.

6. INDEMNIFICATION.

With respect to Registrable Securities which are included in a Registration Statement under this Agreement:

(a) To the fullest extent permitted by law, the Company will, and hereby does, indemnify, hold harmless and defend Buyer, Holder, the directors, officers, partners, employees, agents, representatives of, and each Person, if any, who controls Buyer or Holder within the meaning of the Securities Act or the Exchange Act (each, an “Indemnified Person”), against any losses, claims, damages, liabilities, judgments, fines, penalties, charges, costs, reasonable attorneys’ fees, amounts paid in settlement or expenses, joint or several (collectively, “Claims”) incurred in investigating, preparing or defending any action, claim, suit, inquiry, proceeding, investigation or appeal taken from the foregoing by or before any court or governmental, administrative or other regulatory agency, body or the SEC, whether pending or threatened, whether or not an indemnified party is or may be a party thereto (“Indemnified Damages”), to which any of them may become subject insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of a material fact in a Registration Statement or any post-effective amendment thereto or in any filing made in connection with the qualification of the offering under the securities or other “blue sky” laws of any jurisdiction in which Registrable Securities are offered (“Blue Sky Filing”), or the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading; (ii) any untrue statement or alleged untrue statement of a material fact contained in any final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading; or (iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any other law, including, without limitation, any state securities law, or any rule or regulation thereunder relating to the offer or sale of the Registrable Securities pursuant to a Registration Statement (the matters in the foregoing clauses (i) through (iii) being, collectively, “Violations”). The Company shall reimburse the Buyer or Holder and each such controlling person promptly as such expenses are incurred and are due and payable, for any legal fees or disbursements or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a): (x) shall not apply to a Claim by an Indemnified Person arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by such Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto; (y) shall not be available to the extent such Claim is based on a failure of the Buyer or Holder to deliver or to cause to be delivered the prospectus made available by the Company, if such prospectus was timely made available by the Company pursuant to Section 3(c); and (z) shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Buyer or Holder pursuant to Section 9 hereof.

(b) In connection with a Registration Statement, Buyer and Holder agrees to indemnify, hold harmless and defend, to the same extent and in the same manner as is set forth in Section 6(a), the Company, each of its directors, each of its officers, employees, representatives, or agents and each Person, if any, who controls the Company within the meaning of the Securities Act or the Exchange Act (each an “Indemnified Party”), against any Claim or Indemnified Damages to which any of them may become subject, under the Securities Act, the Exchange Act or otherwise, insofar as such Claim or Indemnified Damages arise out of or is based upon any Violation, in each case to the extent, and only to the extent, that such Violation occurs in reliance upon and in conformity with written information furnished to the Company by Buyer or Holder expressly for use in connection with such Registration Statement; and, subject to Section 6(d), Buyer or Holder will reimburse any legal or other expenses reasonably incurred by it in connection with investigating or defending any such Claim; provided, however, that the indemnity agreement contained in this Section 6(b) and the agreement with respect to contribution contained in Section 7 shall not apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of Buyer or Holder, which consent shall not be unreasonably withheld; provided, further, however, that the Buyer or Holder shall be liable under this Section 6(b) for only that amount of a Claim or Indemnified Damages as does not exceed the net proceeds to Buyer or Holder as a result of the sale of Registrable Securities pursuant to such Registration Statement. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such Indemnified Party and shall survive the transfer of the Registrable Securities by the Buyer or Holder pursuant to Section 9. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(b) with respect to any prospectus shall not inure to the benefit of any Indemnified Party if the untrue statement or omission of material fact contained in the prospectus was corrected and such new prospectus was delivered to Buyer or Holder prior to Buyer’s or Holder’s use of the prospectus to which the Claim relates.

(c) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action or proceeding (including any governmental action or proceeding) involving a Claim, such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof, and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the fees and expenses of not more than one (1) counsel for such Indemnified Person or Indemnified Party to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. The Indemnified Party or Indemnified Person shall cooperate fully with the indemnifying party in connection with any negotiation or defense of any such action or claim by the indemnifying party and shall furnish to the indemnifying party all information reasonably available to the Indemnified Party or Indemnified Person which relates to such action or claim. The indemnifying party shall keep the Indemnified Party or Indemnified Person fully apprised at all times as to the status of the defense or any settlement negotiations with respect thereto. No indemnifying party shall be liable for any settlement of any action, claim or proceeding effected without its prior written consent; provided, however, that the indemnifying party shall not unreasonably withhold, delay or condition its consent. No indemnifying party shall, without the prior written consent of the Indemnified Party or Indemnified Person, consent to entry of any judgment or enter into any settlement or other compromise which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party or Indemnified Person of a release from all liability in respect to such claim or litigation. Following indemnification as provided for hereunder, the indemnifying party shall be subrogated to all rights of the Indemnified Party or Indemnified Person with respect to all third parties, firms or corporations relating to the matter for which indemnification has been made. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action.

(d) The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or Indemnified Damages are incurred.

(e) The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar right of the Indemnified Party or Indemnified Person against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to pursuant to the law.

7. CONTRIBUTION.

To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that: (i) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of fraudulent misrepresentation; and (ii) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

8. REPORTS UNDER THE EXCHANGE ACT.

So long as Holder owns Registrable Securities, with a view to making available to the Holder the benefits of Rule 144 promulgated under the Securities Act or any similar rule or regulation of the SEC that may at any time permit the Holder to sell securities of the Company to the public without registration (“Rule 144”) the Company agrees to:

(a) make and keep public information available, as those terms are understood and defined in Rule 144;

(b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act so long as the Company remains subject to such requirements and the filing of such reports and other documents as are required by the applicable provisions of Rule 144; and

(c) electronically furnish to Holder, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company, and (iii) such other information as may be reasonably requested to permit the Holder to sell such securities pursuant to Rule 144 without registration.

9. AMENDMENT OF REGISTRATION RIGHTS.

Provisions of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and Holder. Any amendment or waiver effected in accordance with this Section 9 shall be binding upon Holder and the Company. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of this Agreement unless the same consideration also is offered to all of the parties to this Agreement.

10. MISCELLANEOUS.

(a) A Person is deemed to be a holder of Registrable Securities whenever such Person owns or is deemed to own of record such Registrable Securities or owns the right to receive the Registrable Securities. If the Company receives conflicting instructions, notices or elections from two (2) or more Persons with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

(b) Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile or email (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one (1) business day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:	9200 Sunset Boulevard, Suite 1201
West Hollywood, CA 90069
Attention: CEO
Telephone: (310) 601-2500
Facsimile: (310) 601-2510
Email: rob@livexlive.com and tenia@livexlive.com

With Copy to (which shall	Foley Shechter Ablovatskiy LLP
not constitute notice):	1359 Broadway, 20th Floor, Suite 2001
New York, NY 10018
Attention:
Sasha Ablovatskiy, Esq.
Telephone: (212) 335-0466
Facsimile: (917) 688-4092
Email: sablovatskiy@foleyshechter.com

If to Holder, to its address, email and facsimile number on the signature page, with copies to Holder’s representatives as set forth on the signature page or to such other address, email and/or facsimile number and/or to the attention of such other person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender’s facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission, (C) if by email, upon receipt (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party) or (D) provided by a courier or overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from a nationally recognized overnight delivery service in accordance with clause (i), (ii) or (iii) above, respectively.

(c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

(d) The laws of the State of Delaware shall govern all issues concerning the relative rights of the Company and the Holder. All other questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of Delaware, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of Delaware or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of Delaware. Each party hereby irrevocably submits to the non-exclusive jurisdiction of the courts of the County of New Castle, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

(e) This Agreement shall inure to the benefit of and be binding upon the permitted successors and assigns of each of the parties hereto.

(f) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

(g) This Agreement may be executed in identical counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

(h) Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

(i) The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent and no rules of strict construction will be applied against any party.

(j) This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

IN WITNESS WHEREOF, Buyer and the Company have caused their signature page to this Registration Rights Agreement to be duly executed as of the date first above written.

COMPANY:

LIVEXLIVE MEDIA, INC.

By:	/s/ Robert S. Ellin
Name:	Robert S. Ellin
Title:	CEO and Chairman

IN WITNESS WHEREOF, Buyer and the Company have caused their signature page to this Registration Rights Agreement to be duly executed as of the date first above written.

BUYER:

HARVEST SMALL CAP PARTNERS, L.P.

	By:	/s/ Jeffrey Osher
	Name:	Jeffrey Osher
	Title:	Managing Member

HARVEST SMALL CAP PARTNERS MASTER, LTD.

	By:	/s/ Jeffrey Osher
	Name:	Jeffrey Osher
	Title:	Managing Member

Address for Notice:

505 Montgomery Street, Suite 1250
San Francisco, CA 94111
Email: jeff@nostreetcapital.com

With Copy to (which shall	Keating Muething & Klekamp PLL
not constitute notice):	One East 4th Street, Suite 1400
Cincinnati, Ohio 45202
Attention: Michael J. Moeddel
Telephone: (513) 639-3962
Facsimile: (513) 579-6457
Email: moeddelm@kmklaw.com

Exhibit A

SELLING STOCKHOLDERS

AND PLAN OF DISTRIBUTION

Selling Stockholders

The shares of Common Stock being offered by the selling stockholders are issuable upon conversion of the Convertible Note and the Subscription Shares. For additional information regarding the issuance of the Convertible Note, and Subscription Shares, see “Private Placement of Convertible Note and Subscription Shares” above. We are registering the shares of Common Stock in order to permit the selling stockholders to offer the shares for resale from time to time. Except as otherwise notes and except for the ownership of the Convertible Note and the Subscription Shares issued pursuant to the Securities Purchase Agreement, the selling stockholders have not had any material relationship with us within the past three years.

The table below lists the selling stockholders and other information regarding the beneficial ownership of the shares of Common Stock by each of the selling stockholders. The second column lists the number of shares of Common Stock beneficially owned by each selling stockholder, based on its ownership of the Convertible Note and Subscription Shares, as of , 2020, assuming conversion of the Convertible Note and the Subscription Shares held by the selling stockholders on that date, without regard to any limitations on conversions or exercise.

The third column lists the shares of Common Stock being offered by this prospectus by the selling stockholders.

In accordance with the terms of a registration rights agreement with the selling stockholders, this prospectus generally covers the resale of at least (i) 100% of the number of Conversion Shares issued and issuable pursuant to the Convertible Note as of the trading day immediately preceding the date the registration statement is initially filed with the SEC, and (ii) the Subscription Shares. Because the conversion price of the Convertible Note may be adjusted, the number of shares that will actually be issued may be more or less than the number of shares being offered by this prospectus. The fourth column assumes the sale of all of the shares offered by the selling stockholders pursuant to this prospectus.

Name of Selling Stockholder	Number of Shares Owned Prior to Offering	Maximum Number of Shares to be Sold Pursuant to this Prospectus	Number of Shares Owned After Offering	Percentage of Shares Beneficially Owned After Offering
Harvest Small Cap Partners, L.P.		239,788
Harvest Small Cap Partners Master, Ltd.		560,212

Plan of Distribution

The Selling Stockholder (the “Selling Stockholder”) of the common stock and any of their pledgees, assignees and successors-in-interest may, from time to time, sell any or all of their shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions. These sales may be at fixed or negotiated prices. The Selling Stockholder may use any one or more of the following methods when selling shares:

•	ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

•	block trades in which the broker-dealer will attempt to sell the shares as agent but may position and resell a portion of the block as principal to facilitate the transaction;

•	purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

•	an exchange distribution in accordance with the rules of the applicable exchange;

•	privately negotiated transactions;

•	broker-dealers may agree with the Selling Stockholder to sell a specified number of such shares at a stipulated price per share;

•	through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

•	a combination of any such methods of sale; or

•	any other method permitted pursuant to applicable law.

The Selling Stockholder may also sell shares under Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), if available, rather than under this prospectus.

In connection with the sale of the common stock or interests therein, the Selling Stockholder may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume. The Selling Stockholder may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The Selling Stockholder and any broker-dealers or agents that are involved in selling the shares may be deemed to be “underwriters” within the meaning of the Securities Act in connection with such sales. In such event, any commissions received by such broker-dealers or agents and any profit on the resale of the shares purchased by them may be deemed to be underwriting commissions or discounts under the Securities Act. The Selling Stockholder has informed the Company that it does not have any written or oral agreement or understanding, directly or indirectly, with any person to distribute the Common stock. In no event shall any broker-dealer receive fees, commissions and markups which, in the aggregate, would exceed eight percent (8%).

The Company is required to pay certain fees and expenses incurred by the Company incident to the registration of the shares. The Company has agreed to indemnify the Selling Stockholder against certain losses, claims, damages and liabilities, including liabilities under the Securities Act.

Because Selling Stockholder may be deemed to be “underwriters” within the meaning of the Securities Act, it will be subject to the prospectus delivery requirements of the Securities Act including Rule 172 thereunder. In addition, any securities covered by this prospectus which qualify for sale pursuant to Rule 144 under the Securities Act may be sold under Rule 144 rather than under this prospectus. There is no underwriter or coordinating broker acting in connection with the proposed sale of the resale shares by the Selling Stockholder.

The Company agreed to keep this prospectus effective until the earlier of (i) the date on which the shares may be resold by the Selling Stockholder without registration and without regard to any volume limitations by reason of Rule 144(k) under the Securities Act or any other rule of similar effect or (ii) all of the shares have been sold pursuant to this prospectus or Rule 144 under the Securities Act or any other rule of similar effect. The resale shares will be sold only through registered or licensed brokers or dealers if required under applicable state securities laws. In addition, in certain states, the resale shares may not be sold unless they have been registered or qualified for sale in the applicable state or an exemption from the registration or qualification requirement is available and is complied with.

Under applicable rules and regulations under the Exchange Act, any person engaged in the distribution of the resale shares may not simultaneously engage in market making activities with respect to the common stock for the applicable restricted period, as defined in Regulation M, prior to the commencement of the distribution. In addition, the Selling Stockholder will be subject to applicable provisions of the Exchange Act and the rules and regulations thereunder, including Regulation M, which may limit the timing of purchases and sales of shares of the common stock by the Selling Stockholders or any other person. The Company will make copies of this prospectus available to the Selling Stockholder and has informed it of the need to deliver a copy of this prospectus to each purchaser at or prior to the time of the sale (including by compliance with Rule 172 under the Securities Act).

Exhibit B

FORM OF NOTICE OF EFFECTIVENESS
OF REGISTRATION STATEMENT

Attention:

Re: LIVEXLIVE MEDIA, INC.

Ladies and Gentlemen:

We are counsel to LiveXLive Media, Inc., a Delaware corporation (the “Company”), and have represented the Company in connection with that certain Securities Purchase Agreement, dated as of July 2, 2020 (as amended, the “Securities Purchase Agreement”) entered into by and between the Company and No Street Capital LLC (the “Buyer”) pursuant to which the Company issued to the Buyer, or its assignees, shares of its Common stock, par value $0.001 per share (the “Common Stock”). Pursuant to the Securities Purchase Agreement, the Company also has entered into a Registration Rights Agreement, dated as of September 15, 2020, with Harvest Small Cap Partners, L.P. and Harvest Small Cap Partners Master, Ltd. (the “Registration Rights Agreement”) pursuant to which the Company agreed, among other things, to register the Registrable Securities (as defined in the Registration Rights Agreement) under the Securities Act of 1933, as amended (the “Securities Act”). In connection with the Company’s obligations under the Registration Rights Agreement, on ______, the Company filed a Registration Statement on Form (File No. 333-________ ) (the “Registration Statement”) with the U.S. Securities and Exchange Commission (the “SEC”) relating to the Registrable Securities which names the Buyer as a selling stockholder thereunder.

In connection with the foregoing, we advise you that a member of the SEC’s staff has advised us by telephone that the SEC has entered an order declaring the Registration Statement effective under the Securities Act at [ENTER TIME OF EFFECTIVENESS] on [ENTER DATE OF EFFECTIVENESS] and we have no knowledge, after telephonic inquiry of a member of the SEC’s staff, that any stop order suspending its effectiveness has been issued or that any proceedings for that purpose are pending before, or threatened by, the SEC and the Registrable Securities are available for resale under the Securities Act pursuant to the Registration Statement.

Very truly yours,

[Law Firm]

By:

cc:	Harvest Small Cap Partners, L.P.

Harvest Small Cap Partners Master, Ltd.

B-1